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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: April 6, 1998


                             ACTION INDUSTRIES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Pennsylvania                      1-6485                  25-0918682
-------------------------        -------------------        ----------------
(State of Incorporation)            (Commission              (IRS Employer
                                    File Number)           Identification No.)

   460 Nixon Road, Cheswick, Pennsylvania                      15024-1098
----------------------------------------------               ---------------
  (Address of principal executive offices)                     (Zip code)

                                  412-263-2870
             -------------------------------------------------------
              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 20, 1998, Action Industries, Inc. ("Action") acquired approximately 51% of the issued and outstanding shares of common stock of General Vision Services, Inc., a Delaware corporation ("GVS"), in exchange for $5.2 million consisting of Notes payable to Action of $2.7 million representing funds previously advanced to GVS in connection with a private placement financing completed in August, 1997, and a $2.5 million secured Note. The Note is secured by a lien on Action assets and a subordinate lien on the GVS stock acquired by Action. GVS is a provider of retail vision services primarily in the New York City metropolitan area, as well as elsewhere in New York and surrounding states, and in Florida. The consideration for the purchase was established through arms'-length negotiations between Action and GVS.

         As previously announced, Action has been attempting to consummate a merger wherein it would acquire 100% of the outstanding common stock of GVS. The merger is subject to a number of conditions, including approval by the shareholders of both Action and GVS. As a result of the time it has taken to meet the merger conditions, principally obtaining the approval of the Securities and Exchange Commission to distribute the proxy statement required to solicit shareholder approval, Action determined that this transaction was appropriate to reduce its expenses and limit the depletion of its limited cash resources. In conjunction with the acquisition of the 51% interest in GVS, Action's officers and a majority of Action's directors have resigned, and those functions, as well as the day to day activities of Action will be managed by two continuing directors and newly appointed officers and directors, three of whom are also GVS directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A).     Financial Statements of Businesses Acquired

                           Financial Statements will be filed by
                           amendment on or before May 1, 1998.

         (B).     Pro Forma Financial Information

                           Pro forma financial information will be filed by amendment on or before May 1, 1998

         (C).     Exhibits (all filed herewith)

                       Exhibit 23.1 Stock Purchase Agreement dated as of March
                                    16, 1998 between Action Industries, Inc.
                                    and General Vision Services, Inc.

                       Exhibit 23.2 Security Agreement dated as of March 18,
                                    1998 between Action Industries, Inc. and
                                    General Vision Services, Inc.

                       Exhibit 23.3 Security Agreement dated as of March 18,
                                    1998 between Action Industries Inc., and
                                    J. Robbins Securities, LLC, as Agent


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               Exhibit 23.4 Promissory Note dated March 18, 1998

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ACTION INDUSTRIES, INC.
                                         (Registrant)



                                         By:    /s/ William J. Rappaport
                                             -------------------------------
                                         Name:  William J. Rappaport
                                         Title: President and
                                                Chief Executive Officer


Dated: April 6, 1998



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                                  EXHIBIT INDEX


Exhibit 23.1 Stock Purchase Agreement dated as of March 16, 1998 between Action Industries, Inc. and General Vision Services, Inc.

Exhibit 23.2 Security Agreement dated as of March 18, 1998 between Action Industries, Inc. and General Vision Services, Inc.

Exhibit 23.3 Security Agreement dated as of March 18, 1998 between Action Industries Inc., and J. Robbins Securities, LLC, as Agent

Exhibit 23.4   Promissory Note dated March 18, 1998